1 April 6, 2009 April 6, 2009 Bristol Bristol Myers Myers Squibb Squibb – – Otsuka Otsuka Collaboration Collaboration Investor Presentation Investor Presentation Exhibit 99.2

During this meeting, we will make statements about the
During this meeting, we will make statements about the
Company’s future plans and prospects, including statements
Company’s future plans and prospects, including statements
about our financial position, business strategy, research pipeline about our financial position, business strategy, research pipeline concerning product development and product potential, that
concerning product development and product potential, that
constitute forward-looking statements for purposes of the safe constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform harbor provisions under the Private Securities Litigation Reform
Act of 1995.
Act of 1995.
Actual results may differ materially from those indicated by these
Actual results may differ materially from those indicated by these forward-looking statements as a result of various important
forward-looking statements as a result of various important
factors, including those discussed in the company’s most recent factors, including those discussed in the company’s most recent annual report on Form 10-K, periodic reports on Form 10-Q and annual report on Form 10-K, periodic reports on Form 10-Q and current reports on Form 8-K. These documents are available from current reports on Form 8-K. These documents are available from the SEC, the Bristol-Myers Squibb website or from Bristol-Myers the SEC, the Bristol-Myers Squibb website or from Bristol-Myers
Squibb Investor Relations.
Squibb Investor Relations.
In addition, any forward-looking statements represent our
In addition, any forward-looking statements represent our
estimates only as of today and should not be relied upon as
estimates only as of today and should not be relied upon as
representing our estimates as of any subsequent date. While we representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even the future, we specifically disclaim any obligation to do so, even if our estimates change.
if our estimates change.

3 Strategic Context Strategic Context

A Company Delivering on Its Commitments
A Company Delivering on Its Commitments
Biopharma
Biopharma
Strategy introduced in December 2007
Strategy introduced in December 2007
Execute Healthcare Strategy
Execute Healthcare Strategy
–
–
Sale of Medical Imaging and ConvaTec
Sale of Medical Imaging and ConvaTec
–
–
Mead Johnson IPO
Mead Johnson IPO
Focus on productivity
Focus on productivity
–
–
$2.5 billion in savings initiatives underway
$2.5 billion in savings initiatives underway
Improve operational execution
Improve operational execution
–
–
2008 sales growth +13%
2008 sales growth +13%
Deliver 15% non-GAAP eps
Deliver 15% non-GAAP eps
CAGR between 2007-2010
CAGR between 2007-2010
–
–
2008 non-GAAP eps
2008 non-GAAP eps
growth +37%
growth +37%
Execute “string of pearls”
Execute “string of pearls”
strategy for long term growth
strategy for long term growth
–
–
7 completed since Q4 2007
7 completed since Q4 2007
Preparing for potential Onglyza
Preparing for potential Onglyza
launch
launch

We are Focused on Building the 2013 Earnings Base
We are Focused on Building the 2013 Earnings Base
Several Initiatives focused on 2013
Several Initiatives focused on 2013
Accelerating Growth of BioPharma
Accelerating Growth of BioPharma
Portfolio
Portfolio
Accelerating Growth of Mead Johnson
Accelerating Growth of Mead Johnson
Optimizing Mature Brands Portfolio
Optimizing Mature Brands Portfolio
Continued focus on Productivity
Continued focus on Productivity
Business Development
Business Development
–
– Today’s announced collaboration
Today’s announced collaboration
with Otsuka
with Otsuka

1 2 3
Looking at the Business in Three Stages
Looking at the Business in Three Stages
2007
2007
2011
2011
2013
2013
2017
2017
Current Growth
Trajectory
Base
Earnings
Return to
Growth
Operational Operational
Execution Execution
Pipeline & New Pipeline & New
Product Product
Launches Launches
Business
Business
Development
Development

Financial Impact
Financial Impact
2009
2009
Company
Company
confirms
confirms
2009
2009
GAAP
GAAP
EPS
EPS
guidance
guidance
of
of
$1.58
$1.58
-
-
$1.73
$1.73
Company confirms 2009 non-GAAP EPS guidance of
Company confirms 2009 non-GAAP EPS guidance of
$1.85 -
$1.85 -
$2.00
$2.00
2010-2012
2010-2012
Collaboration is dilutive in 2010-2012
Collaboration is dilutive in 2010-2012
Company
Company
confirms
confirms
2007-2010
2007-2010
15%
15%
non-GAAP
non-GAAP
eps
eps
CAGR
CAGR
Company
Company
expects
expects
to
to
deliver
deliver
eps
eps
growth
growth
in
in
2011
2011
2013-2014
2013-2014
Planned for minimum $0.30 accretion in each year
Planned for minimum $0.30 accretion in each year
Company expects a return to eps
Company expects a return to eps
growth in 2014
growth in 2014

8 Otsuka Otsuka Collaboration Overview Collaboration Overview

Strategic Rationale
Strategic Rationale
Key initiative in building 2013 earnings base
Key initiative in building 2013 earnings base
Directs strategic and operational focus on
Directs strategic and operational focus on
growth in 2014 and beyond
growth in 2014 and beyond
Improves financial stability
Improves financial stability
Leverages selective integration strategy and
Leverages selective integration strategy and
partnering capability
partnering capability
Sustains BMS neuroscience business and
Sustains BMS neuroscience business and
provides bridge to pipeline compounds
provides bridge to pipeline compounds

Collaboration Background
Collaboration Background
Entered into agreement with Otsuka
Entered into agreement with Otsuka
in 1999 to develop and
in 1999 to develop and
commercialize Abilify
commercialize Abilify
–
–
BMY commercial rights to expire 10 years post launch
BMY commercial rights to expire 10 years post launch
November 2012 in US
November 2012 in US
June 2014 in EU
June 2014 in EU
–
–
Agreement extends US collaboration to April 2015
Agreement extends US collaboration to April 2015
Great example of pipeline within a product development strategy
Great example of pipeline within a product development strategy
Major
Depressive
Disorder
Pediatric
Bipolar
Mania
2003
2003
2004
2004
2005
2005
2006
2006
2007
2007
2008
2008
Schizophrenia
Schizophrenia
LT Maintenance
Bipolar
Acute
Mania
Bipolar
Maintenance
Adolescent
Schizophrenia
Bipolar Acute Mania
US
US
EU
EU
Schizophrenia

11 $280 $554 $750 $1,052 $1,305 $1,676 2003 2004 2005 2006 2007 2008 Abilify Abilify Net Sales* 2003-2008 Net Sales* 2003-2008 $283 $593 $912 $1,282 $1,660 $2,153 International U.S. *BMS reported

Collaboration Overview
Collaboration Overview
Bristol-Myers Squibb:
Bristol-Myers Squibb:
–
–
Extension
Extension
of
of
US
US
Abilify
Abilify
agreement
agreement
through
through
April
April
2015
2015
–
–
Financial and commercial support from Otsuka
Financial and commercial support from Otsuka
on Abilify
on Abilify
and Oncology compounds
and Oncology compounds
Otsuka:
Otsuka:
–
–
Increased share of US Abilify
Increased share of US Abilify
sales 2010-2012
sales 2010-2012
–
–
Collaboration on two marketed oncology
Collaboration on two marketed oncology
compounds
compounds

Terms Overview
Terms Overview
Abilify
Abilify
BMY share of US net sales changes from 65% to:
BMY share of US net sales changes from 65% to:
–
–
58% for 2010
58% for 2010
–
–
53.5% for 2011
53.5% for 2011
–
–
51.5% for 2012
51.5% for 2012
–
–
50%* for 2013 -
50%* for 2013 -
4/2015
4/2015
BMY share of US commercialization expenses changes
BMY share of US commercialization expenses changes
from 100% to:
from 100% to:
–
–
70% for 2010 -
70% for 2010 -
2012
2012
–
–
50% for 2013 through expected loss of exclusivity
50% for 2013 through expected loss of exclusivity
BMY to pay Otsuka
BMY to pay Otsuka
$400 million upfront
$400 million upfront
*See Appendix For Detail Terms

Terms Overview
Terms Overview
Oncology
Oncology
Beginning in
Beginning in
2010
2010
BMS
BMS
and
and
Otsuka
Otsuka
will
will
collaborate
collaborate
on
on
Sprycel
Sprycel
and Ixempra
and Ixempra
in the US, EU and Japan
in the US, EU and Japan
–
–
Otsuka
Otsuka
will receive a collaboration fee on
will receive a collaboration fee on
annual net sales*
annual net sales*
–
–
Otsuka
Otsuka
will share commercial expenses
will share commercial expenses
Beginning in 2011 Otsuka
Beginning in 2011 Otsuka
will have the right to co-
will have the right to co-
promote Sprycel
promote Sprycel
in the US, Japan and the top 5 EU
in the US, Japan and the top 5 EU
markets
markets
* See Appendix for Detail Terms

Collaboration Expansion
Collaboration Expansion
Expands a very successful neuroscience
Expands a very successful neuroscience
collaboration
collaboration
Expands relationship to oncology
Expands relationship to oncology
Expected to deliver significant earnings
Expected to deliver significant earnings
accretion in 2013-2014
accretion in 2013-2014
Enhanced strategic focus on growth in 2014
Enhanced strategic focus on growth in 2014
and beyond
and beyond

16 Focus on Longer Term Growth Focus on Longer Term Growth

Focus on Growth
Focus on Growth
Drive BioPharma
Drive BioPharma
revenue growth
revenue growth
–
–
Key products with long term market
Key products with long term market
exclusivity
exclusivity
Continued investment in R&D
Continued investment in R&D
–
–
Build late stage pipeline
Build late stage pipeline
–
–
Key LCM programs
Key LCM programs
Continue focus on Business Development
Continue focus on Business Development
Productivity continuous improvement
Productivity continuous improvement

Summary
Summary
Bristol Myers has delivered on its commitments
Bristol Myers has delivered on its commitments
Collaboration significantly improves 2013
Collaboration significantly improves 2013
earnings
earnings
Company confirms financial guidance
Company confirms financial guidance
Improves financial stability and maintains
Improves financial stability and maintains
financial flexibility
financial flexibility
Strategic and operational focus on longer term
Strategic and operational focus on longer term
growth
growth

19 Q & A Q & A

20 Appendix Appendix

New Amendment
New Amendment
Existing Agreement
Existing Agreement
US SALES (Share of Total Molecule Sales) US SALES (Share of Total Molecule Sales)
50% 50% 2013 to 4/2015 100% 0% 12/2012 to 4/2015
30% 70% 2010 to 2012 0% 100% 1/2010 to 11/2012
Otsuka BMY Otsuka BMY
Commercial Expenses Commercial Expenses
80% 20% Greater than $4.2B
99% 1% From $4.0B to $4.2B
98% 2% From $3.7B to $4.0B
93% 7% From $3.2B to $3.7B
80% 20% From $2.7B to $3.2B
50% 50% First $2.7B
2013 to 4/2015 100% 0% 12/2012 to 4/2015
48.5% 51.5% 2012
46.5% 53.5% 2011
42.0% 58.0% 2010 35% 65% 1/2010 to 11/2012
Otsuka BMY Otsuka BMY
Financial Term Comparison of Abilify
Financial Term Comparison of Abilify
Agreements
Agreements

80% 20% Up to $175 M
Collaboration Fee Arrangement
Otsuka
1%
Otsuka
99% Greater than $175 M
BMY 2010 to 2020
Commercial Expenses
1% Greater than $1.0B
2% From $0.8B to $1.0B
3% From $0.6B to $0.8B
12% From $0.4B to $0.6B
65% First $0.4 B
2013 to 2020
1% Greater than $1.0B
2% From $0.8B to $1.0B
3% From $0.6B to $0.8B
5% From $0.4B to $0.6B
30% First $0.4 B
2010 to 2012
Key Financial Terms of the Oncology Agreement
Key Financial Terms of the Oncology Agreement
Based on Combined Sprycel & Ixempra Net Sales  (US, Japan & Europe)

Financial Guidance and Long-Term Outlook
Financial Guidance and Long-Term Outlook
The financial guidance and long-term outlook
The financial guidance and long-term outlook
provided in this presentation are based upon current
provided in this presentation are based upon current
expectations and exclude specified items, the impact
expectations and exclude specified items, the impact
of any potential strategic transactions and the current
of any potential strategic transactions and the current
global economic downturn/crisis.  The long-term
global economic downturn/crisis.  The long-term
outlook further assumes that the Company and
outlook further assumes that the Company and
Otsuka
Otsuka
maintain
maintain
U.S.
U.S.
exclusivity
exclusivity
for
for
the
the
Abilify
Abilify
patent
patent
through at least 2014.
through at least 2014.

Use
Use
of
of
Non-GAAP
Non-GAAP
Financial
Financial
Information
Information
This presentation contains non-GAAP financial measures,
This presentation contains non-GAAP financial measures,
including non-GAAP earnings per share, adjusted to exclude
including non-GAAP earnings per share, adjusted to exclude
certain costs, expenses, gains and losses and other specified certain costs, expenses, gains and losses and other specified items. This information is intended to enhance an investor’s items. This information is intended to enhance an investor’s overall understanding of the company’s past financial
overall understanding of the company’s past financial
performance and prospects for the future. For example, non-
performance and prospects for the future. For example, non-
GAAP earnings per share information is an indication of the
GAAP earnings per share information is an indication of the
company’s baseline performance before items that are
company’s baseline performance before items that are
considered by the company to be not reflective of the company’s considered by the company to be not reflective of the company’s ongoing results.  In addition, this information is among the ongoing results.  In addition, this information is among the primary indicators the company uses as a basis for evaluating primary indicators the company uses as a basis for evaluating company performance, allocating resources, setting incentive company performance, allocating resources, setting incentive compensation targets, and planning and forecasting future
compensation targets, and planning and forecasting future
periods.  This information is not intended to be considered in periods.  This information is not intended to be considered in isolation or as a substitute for diluted earnings per share
isolation or as a substitute for diluted earnings per share
prepared in accordance with GAAP.
prepared in accordance with GAAP.
Reconciliations of GAAP to non-GAAP financial measures are
Reconciliations of GAAP to non-GAAP financial measures are
available on the company’s website at bms.com.
available on the company’s website at bms.com.